UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2018

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 West Laurel Street

Tampa, Florida 33607

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

The disclosure set forth below under Item 2.03 (Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed in the Current Report on Form 8-K (the “Earlier Report”) that was filed by Odyssey Marine Exploration, Inc. (“Odyssey”) with the Securities and Exchange Commission on July 18, 2018, Odyssey and two individuals (the “Lenders”) entered into a Note and Warrant Purchase Agreement, dated July 12, 2018 (the “Purchase Agreement”), pursuant to which Odyssey issued and sold to the Lenders (a) secured convertible promissory notes (“Notes”) with an aggregate principal amount of $500,000 and (b) warrants (“Warrants”) to purchase an aggregate of 31,250 shares of Odyssey’s common stock at an exercise price of $12.00 per share. One of the Lenders holds in excess of 5.0% of Odyssey’s outstanding common stock. The descriptions of the Purchase Agreement, Notes, and Warrants set forth in the Earlier Report are incorporated herein by reference.

On August 17, 2018, Odyssey and the Lenders held a subsequent closing under the Purchase Agreement at which Odyssey issued and sold to the Lenders additional Notes with an aggregate principal amount of $300,000 and additional Warrants to purchase an aggregate of 18,750 shares of Odyssey’s common stock. The terms and provisions of the Notes and Warrants issued and sold on August 17, 2018, are identical in all material respects with the Notes and Warrants that were issued and sold on July 12, 2018.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

10.1*	Note and Warrant Purchase Agreement, dated July 12, 2018, among Odyssey Marine Exploration, Inc. and the Lenders.

10.2*	Form of Secured Convertible Promissory Note issued by Odyssey Marine Exploration, Inc.

10.3*	Form of Warrant to Purchase Common Stock issued by Odyssey Marine Exploration, Inc.

*	Incorporated by reference to the comparably numbered exhibit to Odyssey’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on July 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: August 20, 2018	By:	/s/ Jay A. Nudi
Jay A. Nudi
Chief Financial Officer